As filed with the Securities and Exchange Commission on September 22, 2003
                                                                   No. 333-83465
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                 POST-EFFECTIVE
                                 AMENDMENT NO. 1
                                    FORM S-3
                                      UNDER
                           THE SECURITIES ACT OF 1933

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                                  Conseco, Inc.
                           Conseco Financing Trust VII
                          Conseco Financing Trust VIII
                           Conseco Financing Trust IX
                            Conseco Financing Trust X
      (Exact name of registrants as specified in their respective charters)
          Indiana                                    35-1468632
          Delaware                                   35-6653359
          Delaware                                   91-1988898
          Delaware                                   91-1988899
          Delaware                                   91-1988900

(State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                            11825 N. Pennsylvania St.
                              Carmel, Indiana 46032
                                 (317) 817-6100
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                              --------------------

                             Karl W. Kindig, Esquire
                                  Conseco, Inc.
                            11825 N. Pennsylvania St.
                              Carmel, Indiana 46032
                                 (317) 817-6708:
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              --------------------

      Copies of all communications, including communications sent to agent for service, should be sent to:
                                  James S. Rowe
                              Kirkland & Ellis, LLP
                                200 East Randolph
                                Chicago, IL 60601

        Approximate date of commencement of proposed sale to the public:
  As soon as practicable after this Registration Statement becomes effective.

                              --------------------

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]
          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]
          If this Form is filed to registered additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]
          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities act registration statement number of the earlier effective registration statement for the same offering.[ ]
          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

          Pursuant to the Registrants' undertaking in Item 17 of Part II of this Registration Statement, the Registrants hereby withdraw this Registration Statement, including all amendments and exhibits thereto, with respect to the unsold portion of securities registered hereon. Approximately $900 million of securities remain unsold pursuant to this Registration Statement.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Conseco, Inc. has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on September 10, 2003.

                                     CONSECO, INC.


                                     By:/s/William J. Shea
                                        ---------------------------------------
                                        William J. Shea, President and
                                        Chief Executive Officer


                                     * * * *

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on September 10, 2003.

      Signatures                                        Title
      ----------                                        -----


/s/William J. Shea                 President and Chief Executive Officer and
-------------------------------    Director
William J. Shea


/s/Eugene M. Bullis                Executive Vice President and Chief
-------------------------------    Financial Officer
Eugene M. Bullis


/s/John R. Kline                   Senior Vice President and Chief
-------------------------------    Accounting Officer
John R. Kline

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust VII has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on September 10, 2003.

                                   CONSECO FINANCING TRUST VII


                                   By:/s/William J. Shea
                                      -----------------------------------------
                                      Name:   William J. Shea
                                      Title:  Trustee


                                     * * * *

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust VIII has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on September 10, 2003.

                                      CONSECO FINANCING TRUST VIII


                                      By:/s/William J. Shea
                                         -------------------------------------
                                         Name:   William J. Shea
                                         Title:  Trustee


                                     * * * *

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust IX has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on September 10, 2003.

                                     CONSECO FINANCING TRUST IX


                                     By:/s/William J. Shea
                                        ---------------------------------------
                                        Name:   William J. Shea
                                        Title:  Trustee


                                     * * * *

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, Conseco Financing Trust X has duly caused this Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Carmel, State of Indiana, on September 10, 2003.

                                      CONSECO FINANCING TRUST X


                                      By:/s/William J. Shea
                                         --------------------------------------
                                         Name:   William J. Shea
                                         Title:  Trustee


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